CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I,  Philip  R.  McLoughlin,   Chairman  of  Phoenix  Multi-Portfolio  Fund  (the
"Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    February 5, 2004                   /s/ PHILIP R. MCLOUGHLIN
     ----------------------                 ------------------------------------
                                            Philip R. McLoughlin, Chairman
                                            (principal executive officer)


I,  Nancy  G.   Curtiss,   Treasurer  of  Phoenix   Multi-Portfolio   Fund  (the
"Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    February 5, 2004                   /s/ NANCY G. CURTISS
     ----------------------                 ------------------------------------
                                            Nancy G. Curtiss, Treasurer
                                            (principal financial officer)